Flat Rock Core Income Fund

Consolidated Schedule of Investments

March 31, 2023 (Unaudited)

	Rate	Maturity	Principal Amount	Value
FIRST LIEN SENIOR SECURED DEBT- 68.06%
24 Seven Holdco, LLC(a)(b)(h)	1M US L + 6.00% (1.00% Floor)	11/16/2027	$3,960,000	$3,838,824
Accordion Partners(a)(b)(h)	3M US SOFR + 6.25 (0.75% Floor)	08/31/2029	3,545,325	3,458,624
Accordion Partners DDTL(a)(b)(c)(h)	3M US SOFR + 6.25% (0.75% Floor)%	8/31/2029	355,956	347,251
AIS HoldCo, LLC(a)(b)(h)	3M US L + 5.00%	08/15/2025	3,446,032	3,446,032
ALM Media, LLC(a)(b)(h)	1M US L + 6.50% (1.00% Floor)	11/25/2024	4,187,500	4,124,688
Bounteous Inc.(a)(b)(h)	3M US L + 5.00% (1.00% Floor)	11/05/2027	1,650,000	1,591,590
Bounteous Inc. Delayed Draw(a)(b)(c)(h)	3M US L + 5.00% (1.00% Floor)	11/05/2027	3,333,333	3,215,333
Broder Bros Co.(a)(b)(h)	3M US L + 6.00% (1.00% Floor)	12/04/2025	5,579,813	5,462,637
CDK Global, Inc. TLB 1L(a)(b)(h)	3M SOFR + 4.50% (0.50% Floor)	07/06/2029	6,000,000	5,973,480
Congruex Group LLC(a)(b)(h)	SOFR + 5.75 (0.75% Floor)	05/03/2029	6,969,987	6,607,548
DIRECTV Financing LLC(a)(b)(h)	3M US L + 5.00% (0.75% Floor)	08/02/2027	4,646,597	4,462,313
Diversified Risk Holdings(a)(b)(h)	3M US L + 6.25% (1.00% Floor)	04/30/2026	7,148,011	7,005,051
Diversified Risk Holdings Revolver(a)(b)(c)(h)	3M US L + 6.25% (1.00% Floor)%	04/30/2026	296,296	290,370
ETC Group (a)(b)(h)	SOFR + 6.00% (0.50% Floor)	9/30/2029	1,500,000	1,474,995
Galactic Litigation Partners(a)(i)	13.00%	06/21/2024	9,477,080	9,287,538
Garmat USA LLC Term Loan(a)(b)(h)	1M US L + 5.00% (1.00% Floor)	06/19/2025	4,961,962	4,814,095
George Intermediate Holdings, Inc.(a)(b)(h)	SOFR + 6.50% (1.00% Floor)	08/15/2027	8,000,000	7,760,000

	Rate	Maturity	Principal Amount	Value
Isagenix International, LLC(a)(b)(e)(h)	3M US L + 7.75% (1.00% Floor)	06/14/2025	$2,344,220	$471,188
MAG Aerospace(a)(b)(h)	3M US L + 5.50% (1.00% Floor)	04/01/2027	2,681,402	2,574,146
Magnate Worldwide LLC(a)(b)(h)	3M US L + 5.50% (1.50% Floor)	12/30/2028	3,658,938	3,498676
Magnate Worldwide LLC Delayed Draw Term Loan(a)(b)(h)	3M US L + 5.50% (1.50% Floor)	12/30/2028	146,428	140,015
Mills Fleet Farms(a)(b)(h)	3M US L + 6.25% (1.00% Floor)	10/24/2024	4,490,699	4,399,538
North Pole US LLC(a)(b)(e)(h)	3M US L + 7.00%	03/03/2025	1,750,000	146,563
Oak Point Partners Term Loan(a)(b)(h)	1M US L + 5.25% (1.00% Floor)	12/01/2027	4,865,254	4,621,505
Potpourri Group, Inc.(a)(b)(h)	1M US L + 8.25%	07/03/2024	5,740,880	5,708,732
Profile Products LLC, Term Loan(a)(b)(h)	1M US L + 5.50% (0.75% Floor)	11/12/2027	2,983,937	2,838,321
Savers, Inc.(a)(b)(h)	SOFR + 5.50& (0.75% Floor)	04/26/2028	3,540,658	3,381,328
Solaray LLC(a)(b)(h)	1M US L + 5.50% (0.75% Floor)	09/11/2023	1,680,170	1,665,385
Solaray, LLC Inc.(a)(b)(h)	1M US L + 5.50% (0.75% Floor)	09/11/2023	1,781,003	1,765,330
Solaray, LLC Term Loan 1L(a)(b)(h)	1M US L + 5.50% (1.00% Floor)	09/11/2023	1,477,695	1,464,691
Spencer Gifts LLC(a)(b)(h)	1M US L + 6.00%	06/12/2026	4,953,061	4,875,695
Thryv, Inc.(a)(b)(h)	1M US L + 8.50% (1.00% Floor)	03/01/2026	4,761,786	4,711,216
Watchguard Technologies, Inc.(a)(b)(h)	SOFR + 5.25% (0.75% Floor)	06/30/2029	2,992,500	2,846,616
Watterson(a)(b)(h)(i)	3M US L + 6.00% (1.00% Floor)	12/17/2026	4,166,739	4,050,904
Watterson Term Loan-Delayed Draw(a)(b)(c)(h)(i)	3M US L + 6.00% (1.00% Floor)%	06/17/2023	469,853	456,791
Xanitos, Inc. Term Loan(a)(b)(h)(i)	3M US L + 6.50% (1.00% Floor)	06/25/2026	3,540,997	3,418,479

TOTAL FIRST LIEN SENIOR SECURED DEBT				$126,195,488
(Cost $130,918,825)

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY- 11.26%(f)
Barings Middle Market CLO Ltd 2021-I, Subordinated Notes(a)(g)	18.77%(d)	07/20/2033	$6,300,000	$6,424,749
BlackRock Elbert CLO V LLC, Subordinated Notes(a)	15.68%(d)	06/15/2034	2,000,000	1,765,449
BlackRock Maroon Bells CLO XI LLC, Subordinated Notes(a)(g)	17.61%(d)	10/15/2034	10,191,083	4,251,472
Churchill Middle Market CLO III, Ltd., Subordinated Notes(a)(g)	14.04%(d)	10/24/2033	5,000,000	4,271,481
TCP Whitney CLO, Ltd., Subordinated Notes, Class SUB2(a)(g)	14.62%(d)	08/20/2033	5,000,000	4,158,898

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY				$20,872,049
(Cost $21,484,346)

COLLATERALIZED LOAN OBLIGATIONS DEBT- 30.00%
ABPCI Direct Lending Fund CLO I LLC, Class E2(a)(b)(g)	3M US L + 8.73%	07/20/2033	5,000,000	4,787,371
ABPCI Direct Lending Fund CLO II LLC, Class ER(a)(b)(g)	3M US L + 7.60%	04/20/2032	3,750,000	3,428,572
ABPCI Direct Lending Fund CLO XI LP, Class E(a)(b)(g)	3M US SOFR + 9.70%	10/27/2034	3,000,000	2,877,270
Churchill Middle Market CLO IV, Ltd., Class E2(a)(b)	3M US L + 9.27%	01/23/2032	4,000,000	3,847,366
Great Lakes CLO 2014-1, Ltd., Class FR(a)(b)(g)	3M US L + 10.00%	10/15/2029	3,000,000	2,760,490
MCF CLO IV LLC, Class ERR(a)(b)(g)	3M US L + 8.65%	10/20/2033	5,000,000	4,620,782
MCF CLO VII LLC, Class ER(a)(b)(g)	3M US L + 9.15%	07/20/2033	5,000,000	4,713,045
Monroe Capital MML CLO 2017-1, Ltd., Class E(a)(b)(g)	3M US L + 7.35%	04/22/2029	2,000,000	1,896,100
Monroe Capital MML CLO IX, Ltd., Class E(a)(b)(g)	3M US L + 8.70%	10/22/2031	1,625,000	1,538,719
Monroe Capital MML CLO VII, Ltd., Class E(a)(b)(g)	3M US L + 7.25%	11/22/2030	1,760,000	1,634,777
Monroe Capital MML CLO VIII, Ltd., Class ER(a)(b)(g)	3M US L + 8.36%	11/22/2033	6,250,000	5,539,375

	Rate	Maturity	Principal Amount	Value
Monroe Capital MML CLO XI, Ltd., Class E(a)(b)(g)	3M US L + 8.54%	05/20/2033	$5,000,000	$4,530,808
Monroe Capital MML CLO XIV LLC, Class E(a)(b)(g)	3M US SOFR + 10.02%	10/24/2034	3,000,000	2,880,601
Mount Logan Funding 2018-1 LP, Class ER(a)(b)(g)	3M US L + 8.46%	01/22/2033	6,500,000	5,914,499
THL Credit Lake Shore MM CLO I, Ltd., Class ER(a)(b)(g)	3M US L + 8.97%	04/15/2033	5,000,000	4,649,405

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT				$55,619,180
(Cost $57,234,158)

	Shares	Value
PRIVATE FUND INVESTMENTS - 23.96%
BCP GREAT LAKES FUND LP II(j)	N/A	$13,959,431
Hercules Private Global Venture Growth Fund I LP(j)	N/A	14,604,747
Triplepoint Private Venture Credit Inc.(j)	1,132,626	15,856,772

TOTAL PRIVATE FUND INVESTMENTS
(Cost $46,085,052)		$44,420,950

		Shares	Value
SHORT TERM INVESTMENTS - 0.28%
Money Market Fund - 0.28%
First American Government Obligations Fund	(7 Day Yield 4.62%)	512,448	$512,448

TOTAL SHORT TERM INVESTMENTS
(Cost $512,448)			$512,448

TOTAL INVESTMENTS - 133.56%
(Cost $256,234,829)			$247,620,115
LIABILITIES IN EXCESS OF OTHER ASSETS - (33.56)%			(62,219,429)
NET ASSETS - 100.00%			$185,400,686

(a)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(c)	Investment has been committed to but has not been funded by the Fund as of March 31, 2023.
(d)	Estimated yield.
(e)	Security is currently in default.
(f)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $20,872,049, which represents 11.26% of net assets as of March 31, 2023.
(g)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $70,878,415, which represents 38.23% of net assets as of March 31, 2023.
(h)	All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Cadence Bank, N.A. (the “Credit Facility”). At March 31, 2023, the value of securities pledged amounted to $116,907,950, which represents approximately 63.07% of net assets.
(i)	The investment was acquired by the Fund via participation agreement.
(j)	Non-income producing security

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
3M US L - 3 Month LIBOR as of March 31, 2023 was 5.19%
3M US SOFR - 3 Month SOFR as of March 31, 2023 was 4.87%
1M US L - 1 Month LIBOR as of March 31, 2023 was 4.86%
PRIME - US Prime Rate as of March 31, 2023 was 8.00%

See Notes to Consolidated Schedule of Investments.

Flat Rock Core Income Fund

Notes to Quarterly Consolidated Schedule of Investments

March 31, 2023 (Unaudited)

1. ORGANIZATION

Flat Rock Core Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund's investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

The Fund was formed as a Delaware statutory trust on June 11, 2020 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to November 23, 2020, other than those related to organizational matters and the registration of its shares under applicable securities laws.

FRC Funding I, LLC, a wholly owned subsidiary, is consolidated in the Fund’s Schedule of Investments.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further discussed below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

The Fund’s Board of Trustees (the “Board”) is responsible for fair value determination, and has adopted policies and procedures for assessment and management of valuation risks, establishment and application of fair value methodologies, testing of fair value methodologies, and evaluation of pricing services. Under these procedures, the Board is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The day-to-day implementation of the portfolio valuation process, as set forth in the valuation policies and procedures, is performed by Flat Rock Global, LLC (the “Adviser”) with the oversight and involvement of the Board as required. Additionally, the Board has authorized the use of independent third-party pricing services and independent third-party valuation services to assist in pricing and valuation of the Fund’s portfolio securities.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Fund primarily invests directly in Senior Loans (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Advisor may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the asset will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

The Fund may invest in junior debt and equity tranches of CLOs. In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value, and will instead utilize another methodology outlined above to make its own assessment of fair value.

The Fund may invest in BDCs or other investment vehicles that provide exposure to Senior Loans. When valuing BDCs that are publicly-traded, the Adviser will use the daily closing price quoted by the BDC’s respective exchange. When valuing BDCs that are not publicly-traded, as well as other investment vehicles that are not publicly-traded, the Adviser will use the most recently reported net asset value provided by the manager of the respective investment.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by the Adviser in making fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Adviser will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Adviser will engage third-party valuation firms to provide assistance to the Board in valuing a substantial portion of our investments. The Adviser expects to evaluate the impact of such additional information and factor it into its consideration of fair value.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 - Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as of March 31, 2023:

	Valuation Inputs
Investments in Securities at Value *	Level 1	Level 2	Level 3	Total
First Lien Senior Secured Debt	$–	$–	$126,195,488	$126,195,488
Collateralized Loan Obligations Equity	–	–	20,872,049	20,872,049
Collateralized Loan Obligations Debt	–	–	55,619,180	55,619,180
Private Fund	–	–	–	44,420,950
Short Term Investments	512,448	–	–	512,448
Total	$512,448	$–	$202,686,717	$247,620,115

The Fund held private fund investments with a fair value of $44,420,950 that in accordance with GAAP, are valued at net asset value as a “practical expedient” and are excluded from the fair value hierarchy as of March 31, 2023.

The following table presents changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the period ended March 31, 2023:

	First Lien Senior Secured Debt	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Total
Balance as of December 31, 2022	$135,400,593	$20,518,127	$54,336,339	$210,255,059
Accrued discount/ premium	1,440,670	528,366	190,640	2,159,676
Realized Gain/(Loss)	126,726	-	-	126,726
Change in Unrealized Appreciation/(Depreciation)	(266,818)	(174,442)	1,092,199	650,939
Purchases	3,534,607	-	-	3,534,607
Sales Proceeds	(14,040,290)	(2)	2	(14,040,290)
Transfer into Level 3	-	-	-	-
Transfer out of Level 3	-	-	-	-
Balance as of March 31, 2023	$126,195,488	$20,872,049	$55,619,180	$202,686,717
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2023	$(266,818)	$(174,442)	$1,092,199	$722,886

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2023:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
First Lien Senior Secured Debt		Market and income approach (through third-party vendor pricing service)	EV/LTM EBITDA Multiples	1.9x - 18.7x (9.6x)
	$77,469,870		DCF Discount Rates	8.22% - 53.00% (13.27%)
First Lien Senior Secured Debt	27,872,205	Third Party Vendor Pricing Service*	Broker Quotes	N/A
First Lien Senior Secured Debt	20,853,414	Recent Transaction	Acquisition Cost	N/A
Collateralized Loan Obligations Equity	20,872,048	Third Party Vendor Pricing Service*	Broker Quotes	N/A
Collateralized Load Obligations Debt	50,079,805	Third Party Vendor Pricing Service*	Broker Quotes	N/A
Collateralized Load Obligations Debt	5,539,375	Implied Yield Analysis	Discount Margin	1,093

* The Fund generally uses prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Trustees in conjunction with additional information compiled by the Adviser, including performance and covenant compliance.

4. COMMITMENTS AND CONTINGENCIES

The Fund had an aggregate of $4,601,867 of unfunded commitments to provide debt financing to its portfolio companies as of March 31, 2023. As of March 31, 2023, there were no requests to fund these commitments. Such commitments are generally up to the fund’s discretion to approve or are subject to the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Fund’s Consolidated Schedule of Investments.

5. PRIVATE INVESTMENT FUNDS

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2023:

	Redemption Frequency/ Expiration Date	As of March 31, 2023
BCP Great Lakes II – Series A Holdings LP (1)	N/A	727,374
TriplePoint Venture Credit Inc.(2)	N/A	2,391,358
Hercules Private Global Venture Growth Fund I LP(3)	N/A	5,251,211
Manulife Direct Lending Fund, LP(4)	N/A	10,000,000
		18,369,943

(1)	The investment’s strategy is to invest in senior, secured unitranche loans.
(2)	The investment’s strategy is to invest in venture capital-backed companies, with a focus on technology and other high-growth industries, via senior secured loans that also provide potential for upside in the form of equity warrants.
(3)	The investment’s strategy is to provide secured structured debt and equity financing to venture capital-backed life sciences and technology-related companies globally.
(4)	The investment's strategy is to invest primarily in first lien loans to strong-performing, US-based businesses.